UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

TINTRI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38117	26-2906978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 Ravendale Drive

Mountain View, California 94043

(Address of principal executive offices including zip code)

(650) 810-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 21, 2017, Tintri, Inc. (the “Company”) announced changes to the structure of its sales organization. Effective August 21, 2017, Michael McGuire ceased to serve as Chief Sales Officer of the Company. Through September 1, 2017, Mr. McGuire is expected to assist the senior management of the Company with such duties as the Company may require in order to effect an orderly transition of his prior responsibilities.

Item 8.01. Other Events.

Sales Team Updates

Starting August 21, 2017, the Company will flatten the structure of its sales organizations. The leaders of its (1) Americas and (2) Rest of World sales organizations will now report directly to CEO, Ken Klein.

Company Disclosure Methods

The Company recognizes that in today’s environment, its current and potential investors, the media and others interested in the Company look to social media and other Internet sources for information about the Company. The Company believes that these sources represent important communications channels for disseminating information about the Company, including information that could be deemed to constitute material non-public information. As a result, in addition to our investor relations website (http://ir.tintri.com), filings made with the Securities and Exchange Commission, press releases issued by the Company from time to time, and public webcasts and conference calls, the Company has used and intends to continue to use various social media and other Internet sources to disseminate information about the Company and, without limitation, its general business developments; financial performance; solutions and application offerings; research, development and other technical updates; relationships with customers, platform providers and other partners; personnel-related matters; and market and industry developments. The following social media and other websites are intended to be used by the Company for the dissemination of information:

Tintri‘s blog: https://tintri.com/blog

Tintri’s Twitter Feed: https://twitter.com/tintri

Tintri Corporate LinkedIn Page: https://www.linkedin.com/company/tintri

The Company invites its current and potential investors, the media and others interested in the Company to visit these sources for information related to the Company. Please note that this list of social media and other websites may be updated from time to time on the Company’s investor relations website and/or filings made with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 including those relating to Mr. McGuire’s transition services and the Company’s sales organization. Such forward-looking statements are based on current expectations, management’s beliefs and certain assumptions made by the Company’s management. Actual results may differ materially. The Company’s business generally is subject to a number of risks which are described more fully in the Company’s prospectus filed with the Securities and Exchange Commission in connection with the Company’s initial public offering and its periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tintri, Inc.

Date: August 21, 2017	By:	/s/ Ian Halifax
Ian Halifax
Chief Financial Officer